UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 27, 2003



                            NEXTMEDIA OPERATING, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                      333-84416                84-154397
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



6312 S. FIDDLERS GREEN CIRCLE, SUITE 360E
       GREENWOOD VILLAGE COLORADO                                  80111
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (303) 694-9118


                                 Not Applicable.
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

           The Company is filing as exhibits to this Form 8-K certifications pursuant to Section 1350 of the Sarbanes-Oxley Act of 2002, which were inadvertently omitted from the Company's filing on Form 10-K, dated March 27, 2003.

























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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          NEXTMEDIA OPERATING, INC.

Date: August 11, 2003                     By: /s/ Sean R. Stover
                                              ---------------------------------
                                          Name: Sean R. Stover
                                          Title: Senior Vice President and
                                                 Chief Financial Officer



















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
                                 Exhibit Index


EXHIBIT NO.                            DESCRIPTION
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   99.1        Certification of Chief Executive Officer Pursuant to 18 U.S.C.
               Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

   99.2        Certification of Chief Financial Officer Pursuant to 18 U.S.C.
               Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.























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